UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2013

CVR ENERGY, INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-33492 (Commission File Number)	61-1512186 (I.R.S. Employer Identification Number)

2277 Plaza Drive, Suite 500

Sugar Land, Texas 77479

(Address of principal executive offices,

including zip code)

Registrant’s telephone number, including area code:  (281) 207-3200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operation and Financial Condition

The disclosure required by this item and included under the caption “Preliminary Earnings” in Item 7.01 below is incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

Distributions and Revised Outlook

On July 26, 2013, CVR Energy petroleum subsidiary, CVR Refining, announced a second quarter 2013 cash distribution of $1.35 per common unit, and CVR Energy fertilizer subsidiary, CVR Partners, announced a second quarter 2013 cash distribution of 58.3 cents per common unit.

CVR Refining also announced an updated 2013 full year distribution outlook of $4.10 to $4.80 per common unit, while CVR Partners updated its 2013 full year distribution outlook to $1.80 to $2.00 per common unit.  News releases regarding CVR Refining’s and CVR Partners’ second quarter distributions and outlook can be found on the companies’ websites at CVRRefining.com and CVRPartners.com.

The foregoing information contains forward-looking statements based on management’s current expectations and beliefs, as well as a number of assumptions concerning future events. These statements are subject to risks, uncertainties, assumptions and other important factors. You are cautioned not to put undue reliance on such forward-looking statements (including forecasts and projections regarding our future performance) because actual results may vary materially from those expressed or implied as a result of various factors, including, but not limited to those set forth under “Risk Factors” and “Forward-Looking Statements” in the CVR Energy, Inc. Annual Report on Form 10-K and any other filings CVR Energy makes with the Securities and Exchange Commission. CVR Energy assumes no obligation, and expressly disclaims any obligation, to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Preliminary Earnings

Preliminary financial results of CVR Energy, Inc. (“CVR Energy”) for the quarter ended June 30, 2013 are attached hereto as Exhibit 99.1.  Preliminary financial and operating results of CVR Refining, LP (the “Refining Partnership”) for the quarter ended June 30, 2013 are attached hereto as Exhibit 99.2.  Preliminary financial and operating results of CVR Partners, LP (the “Nitrogen Fertilizer Partnership” and together with CVR Energy and the Refining Partnership, the “Reporting Entities”) for the quarter ended June 30, 2013 are attached hereto as Exhibit 99.3.  CVR Energy owns approximately 71% of the Refining Partnership’s common units, approximately 53% of the Nitrogen Fertilizer Partnership’s common units, and 100% of the general partner of each of the Refining Partnership and the Nitrogen Fertilizer Partnership.

The preliminary financial and operating results presented herein have been prepared by, and are the responsibility of, the respective management of the Reporting Entities. These amounts reflect the current best estimates as of the date thereof and may be revised as a result of further review of the results and in connection with the review of the Reporting Entities’ condensed consolidated financial statements. During the course of the preparation of the condensed consolidated financial statements and related notes, additional items that would require material adjustments to be made may be identified. Neither the Reporting Entities’ accountants, nor any other independent accountants, have compiled, examined or performed any procedures with respect to these estimated results, nor have they expressed any opinion thereon.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

The following exhibits are being “furnished” as part of this Current Report on Form 8-K:

99.1	CVR Energy’s preliminary financial results for the quarter ended June 30, 2013.
99.2	The Refining Partnership’s preliminary financial and operating results for the quarter ended June 30, 2013.
99.3	The Nitrogen Fertilizer Partnership’s preliminary financial and operating results for the quarter ended June 30, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 29, 2013

CVR Energy, Inc.

	By:	/s/ Susan M. Ball
Susan M. Ball,
Chief Financial Officer and Treasurer